Exhibit 10.35

DISCLOSURE ACKNOWLEDGMENT

The undersigned (the “Investor”), intending to make an investment in Key Metals Corp. the “Company”), understands and acknowledges the following.

1.	The Investor meets the definition of “accredited investor” set forth in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

2.	The Investor can withstand the loss of the entire investment that the Investor makes in the Company.

3.	The Investor is a highly sophisticated person that has knowledge of private equity and venture capital investing, and is capable of independently evaluating the risks involved with an investment in the securities being offered by the company through Paulson Investment Company, LLC (“PIC”).

4.	The Investor hereby represents that he/she/it is exercising his/her/its independent judgment in evaluating the investment and is not relying on any representation or recommendation not contained within the offering documents.

5.	It is possible that the Company may need additional capital after the current round of financing.

6.	The Investor understands that in the event that the Company does conduct a subsequent round of financing, that a failure to participate in such financing may result in adverse consequences to the Investor, including but not limited to dilution of investment.

7.	An investment in the securities being offered by the Company is a highly speculative investment that carries significant risk, which risk could result in the loss of the Investor’s entire investment, including any subsequent investments Investor may make as a result of pro rata rights offerings, or other financings.

I, _________________________________, have reviewed foregoing, as well as the other documents incorporated by reference in the Subscription Agreement (collectively the “Transaction Documents”), and in spite of the risks set forth in this document, as well as those set forth in the Transaction Documents, I would like to make the investment for which I have subscribed in the attached subscription document.

Signature:_________________________	Signature:_________________________

Print Name:________________________	Print Name:________________________

On Behalf Of:______________________	On Behalf Of:______________________

Date Signed: ______________________	Date Signed: ______________________

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made on , by and among Key Metals Corp., a Delaware corporation (the “Company”), on the one hand, and the investor(s) named on the applicable signature pages hereto (each, an “Investor”) on the other hand. Certain capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in Section 8.31 hereof.

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) provided by Section 4(a)(2) thereof and Rule 506(c) promulgated thereunder.

WHEREAS, the Investor wishes to purchase and acquire from the Company, and the Company wishes to issue and sell to the Investor, securities of the Company as more fully described in this Agreement.

THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. Purchase and Sale of Shares.

1.1 Purchase and Sale. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Company shall issue and sell, severally and not jointly, to each of the Investors, and each of the Investors, severally and not jointly, hereby subscribes to and shall purchase from the Company, at one or more Closings described in Section 1.3 hereof, the number of shares (such shares being purchased by an Investor, the “Securities”) of the Company’s Common Stock (as defined in Section 3.1(a) hereof) as set forth on the Investor’s signature page which is attached hereto and executed by the Investor and accepted by the Company as evidenced by its countersignature on such signature page, for a purchase price of Twenty-Five Cents ($0.25) per share (the “Purchase Price”). Each Investor will also receive a warrant, substantially in the form attached hereto as Exhibit A (the “Warrants” and together with the Securities and the shares of Common Stock issuable upon exercise of the Warrants, collectively, the “Securities”), to purchase a number of shares of Common Stock equal to 50% of the number of Securities. The Warrants will be exercisable for Common Stock for a 5-year period commencing at the Closing (as defined below) at an exercise price of $0.45 per share.

1.2 The Offering. The offer and sale of the Securities hereunder (the “Offering”) is being made pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act. The Company intends to sell up to 24,000,000 shares of Common Stock in the Offering but may increase this amount at its sole discretion without notice or consent of Investors. The Company may accept, and consummate a Closing with respect to, subscriptions from Investor with respect to any number of Securities. The Company may hold multiple Closings, for any number of Securities as determined in the Company’s sole discretion.

1.3 The Closings. Each closing of the sale and purchase of the Securities (each, a “Closing”) hereunder shall take place at the offices of the Company on such date (the “Closing Date”) as the Company and the Investor participating in such Closing shall mutually agree. At each Closing, each Investor, on the one hand, and the Company, on the other hand, shall deliver to each other the items specified in this Agreement, including those items specified in Section 6.3 and Section 7.5 hereof.

2. Representations and Warranties of Each Investor. To induce the Company to enter into this Agreement, each Investor, severally as to such Investor only and not jointly with any other Investor, hereby represents, warrants and covenants to the Company as follows:

2.1 Purchase for Investment. The Investor is acquiring the Securities for investment purposes only and not for the account of any other person or entity. The Investor is not acquiring the Securities with a view to resell, distribute, subdivide, or otherwise transfer the Securities to any other person or entity in violation of the Securities Act or the securities laws of any U.S. state.

2.2 No Registration of Securities. The Investor understands that the Securities have not been registered under the Securities Act, or the securities laws of any U.S. state or non-U.S. jurisdiction; (ii) the Securities are being offered as a private placement pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder; (iii) the Securities may not be resold or transferred except as permitted by the Securities Act and any applicable U.S. state or non-U.S. securities laws, pursuant to registration or exemption therefrom; and (iv) there will be no public market for the Securities and there is no obligation on the part of the Company to register the Securities under the Securities Act or the laws of any U.S. state or non-U.S. jurisdiction.

2.3 Additional Transfer Restrictions. The Investor understands and agrees that, in addition to any restrictions that may be set forth in this Agreement, the following legend will be placed on any certificate(s) or other document(s) evidencing the Securities and the Investor must comply with the terms and conditions set forth in such legend prior to any resales, pledges, hypothecations or other transfers of the Securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION AND MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS OR COMPLIANCE WITH OTHER APPLICABLE REQUIREMENTS THEREOF, OR (B) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION OR OTHER REQUIREMENTS AND THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT THE PROPOSED TRANSFER OF THE COMPANY’S SECURITIES IS EXEMPT FROM THE REGISTRATION PROVISIONS OF ALL APPLICABLE LAWS.”

Stop transfer instructions may be placed on any certificates or other documents evidencing the Securities to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof.

2.4 Authority or Capacity. If the Investor is an individual, the Investor has the legal capacity and authority to execute, deliver and perform the Investor’s obligations under this Agreement. If the Investor is a corporation, partnership, limited liability company, trust or other entity; (i) it has the requisite power and authority to execute, deliver and perform this Agreement; (ii) the person executing this Agreement on behalf of the Investor has the full power and authority to execute, deliver and perform this Agreement on behalf of the Investor; (iii) it is duly formed and organized, validly existing, and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; and (iv) the execution, delivery and performance of this Agreement will not (A) conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to the Investor, any agreement or other instrument to which the Investor or its properties is a party, or any judgment, decree, statute, order, rule or regulation, or (B) require any notice to, or filing with, or authorization, consent or approval of, any public body or authority applicable to the Investor or the Investor’s business or properties. This Agreement is the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

2.5 Accredited Investor. The Investor is aware of what constitutes an “accredited investor” as that term is defined under Regulation D promulgated under the Securities Act and attached as Exhibit B hereto, and under the laws, if any, of each state governing the Investor, and the Investor is an accredited investor for purposes of Regulation D pursuant to the applicable provision checked on Exhibit B by the Investor, and the Investor is an accredited investor or equivalent under the applicable laws, if any, of the state governing the Investor. The Investor is able to bear the economic risks of this investment in the Securities, is able to hold the Securities for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Securities in the event such loss should occur.

2.6 Knowledge and Sophistication. The Investor has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, and the Securities, and the Investor is able to bear the economic risk of investing in the Securities. In connection with the purchase of the Securities, the Investor meets all suitability standards imposed on them by applicable law, including federal and state securities laws and as set forth herein.

2.7 Independent Counsel. The Investor acknowledges that he, she or it has been advised to consult with his, her or its own attorney regarding legal matters concerning the Company, and the investment in the Securities, and has been advised to consult with the Investor’s tax advisor regarding the tax consequences of acquiring the Securities. The Investor confirms that the Securities were not offered to the Investor by any means of general solicitation or general advertising. The Investor: (i) has obtained, in the judgment of the Investor, sufficient information to evaluate the merits and risks of an investment in the Company; and (ii) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks associated with such investment and to make an informed investment decision with respect thereto. The Investor has not relied and will not rely upon any offering material or literature other than the Agreement, or upon any information given to the Investor by persons other than the Company and its officers.

2.8 Independent Investigation. The Investor has relied on its own examination of the Company and the terms of the Agreement, including the merits and risks involved, and has reviewed the merits and risks of the purchase of Securities with tax, legal and investment counsel to the extent deemed advisable by the Investor. The Investor understands that neither the United States Securities and Exchange Commission (the “Commission”) nor any other federal, state or non-U.S. agency has recommended, approved or endorsed the purchase of the Securities as an investment or passed on the accuracy or adequacy of the information set forth in this Agreement or any other documents used in connection with the offering contemplated hereby.

2.9 Risk of Loss of Investment; No Liquidity; Risk Factors relating to the Investment in the Securities. The Investor understands that an investment in the Securities is highly speculative and involves a high degree of risk of loss of the Investor’s entire investment in the Securities. Due to the nature of the Company’s business, contracts and assets, the privately-held nature of the Company, the lack of any recent operating history, the lack of a public market in the Securities, and the restrictions on any sale or transfer of the Securities, the Investor cannot expect to be able to liquidate any investment in the Securities in the case of an emergency, or perhaps at all. The Investor has adequate means to provide for his, her or its current cash needs and contingencies and has the financial capacity to hold the Securities purchased hereby for an indefinite period of time. In addition, the Investor acknowledges that there are other important risk factors to consider in his, her or its determination to invest in the Securities. These risk factors include, without limitation, the following:

(i) The Company’s business plans will require substantial additional amounts of financing beyond the amount being invested in the Company by the Investor, and there is no certainty that the Company will be able to obtain such additional financing on favorable or acceptable terms and conditions or at all, and any such additional financing may result in further and significant dilution to the percentage of ownership held by the Investor, and may dilute the value of the Investor’s Securities.

(ii) The offering price of the Securities and other terms of this offering were determined arbitrarily by the Company and do not necessarily bear any direct relationship to the Company’s assets, book value or any other generally accepted criteria of valuation or the assets or book value of The Company.

(iii) The Company has no recent operating history and is dependent upon the knowledge, experience and services of its executive officers to operate its business, and the loss of any of the Company’s executive officers may have a material adverse effect on the Company’s business, operations or financial condition.

(iv) The value, if any, of the Company’s rights and prospects in certain mining claims, leases and or other properties has not been established by any engineer’s report, assay, or other investigation.

(v) The Investor has reviewed, understands, and has accepted these risks as well as those set forth in Section V of the Private Placement Offering Summary, in connection with the investment in the Securities.

2.10 Placement Agent. The Investor is aware that Paulson Investment Company, LLC (the “Placement Agent”), for the services it is providing in this Offering will receive, with respect to subscriptions made in this Offering through the Placement Agent, (1) cash compensation equal to 13% of the gross proceeds received by the Company from such subscribers; and (2) warrants to purchase a number of shares equal to 15% of the aggregate number of Securities issued to Investors in the Offering. The warrants will be exercisable for a period of ten (10) years from the date of issuance at an exercise price of $0.25. Employees of Placement Agent, including those who may make recommendations to purchase the Securities. The Company has also engaged Placement Agent to provide consulting services for which the Company will issue a warrant to purchase 3,500,000 shares of the Company’s Common Stock. The warrants will have the same terms as the warrants issued to the Placement Agent for its services as a placement agent.

2.11 The Investor is not relying on the Placement Agent, the Company or either of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers.

2.12 No Prohibited Transaction. If the Investor is (i) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or (ii) an individual retirement account as described in Section 408(a) of the Internal Revenue Code (“IRC”), governmental benefit plan or other “benefit plan investor” within the meaning of U.S. Department of Labor Regulation 2510.3-101(f)(2), or if any part of the funds used by the Investor to acquire Securities constitutes assets of an “employee benefit plan” within the meaning of Section 3(3) of ERISA or of an IRC, or assets allocated to any account in which any such employee benefit plan or IRA (or its related trust) has any interest, the acquisition of Securities has been duly authorized in accordance with the governing documents of the relevant plan or account and such acquisition and the subsequent holding of the Securities do not and will not constitute a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the IRC that is not subject to an exemption therefrom contained in ERISA, or in the rules and regulations adopted by the U.S. Department of Labor thereunder, or in an individual or class exemption therefrom.

2.13 Federal Law Provisions. Neither the Investor, nor any person having a direct or indirect beneficial interest in the Securities to be acquired under this Agreement, appears on the Specially Designated Nationals and Blocked Person List of the Office of Foreign Assets Control in the United States Department of the Treasury. The Investor does not know or have any reason to suspect that (i) monies used to fund the Investor’s investment in Securities have been or will be derived from or related to any illegal activities; or (ii) the proceeds from the Investor’s investment in Securities will be used to finance any illegal activities.

2.14 No Unlawful Activity. To the best knowledge of the Investor, the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to unlawfully avoid the registration requirements of the U.S. Securities Act.

3. Representations and Warranties of the Company. To induce the Investor to enter into this Agreement, the Company hereby represents warrants and covenants to each Investor as follows:

3.1 Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

3.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

3.3 Capitalization.

(i) The Company has 220,000,000 shares of authorized capital stock, consisting of (i) 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The Company at the time of the beginning of this offering shall have 35,016,000 shares issued and outstanding. No shares of Preferred Stock have been issued and no shares of Preferred Stock have been designated as a series thereof. There are 5,850,000 Options outstanding.

(ii) No stockholders of the Company are entitled to preemptive rights with respect to any of the Securities to be subscribed for and purchased in the Offering. The Company has furnished or made available to the Investor true and correct copies of the Company’s Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”) as in effect on the date and the Company’s By-laws as in effect on the date hereof (the “By-laws”).

3.4 Issuance of Securities. The Securities to be issued in the Offering have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable.

3.5 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and the issuance of the Securities as contemplated hereby do not and will not (i) violate or conflict with any provision of the Company’s Certificate of Incorporation or By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, provincial, local or foreign statute, rule, regulation, order, judgment or decree (including federal, state and province securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not required under federal, state, or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Securities in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations, covenants and agreements of the Investor herein.

3.6 Non-Reporting Company. The Company is not a reporting company subject to the U.S. securities laws, and the Company’s securities are not registered with the Commission.

3.7 Compliance with Law. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued and outstanding as of the date hereof complied in all material respects with applicable United States federal and state securities laws.

3.8 Certain Payments. Other than the fees payable to the Placement Agent as described herein, the Investor has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

3.9 Mineral Property Outcomes. The Investor has received a PowerPoint style Investor presentation setting forth the mining rights owned or controlled by the Company. The information in this Investor Presentation does not purport to be a comprehensive description of all the opportunities the Company may consider or pursue, nor is such information intended to include all of the information about the properties described therein which would be included in an engineer’s report of a registration statement filed under the Securities Act. Such information comes from sources believed by the Company to be reliable, but the Company has not independently verified such information. Information of the type included in the Investor Presentation is inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control. No specific results can be assured on inferred with respect to any mineral or mining opportunities described thereon.

3.10 Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement, or the transactions contemplated hereby or any action taken or to be taken pursuant hereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any off icers or directors of the Company in their capacities as such.

3.11 Securities Act. Based in part upon the representations of the Investor contained herein, the Company has complied and will comply with all applicable U.S. federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

3.12 Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Securities, or for the performance by the Company of its obligations under this Agreement.

4. Reliance on Representations and Warranties; Indemnification.

4.1 Company Reliance on Investor Representations and Warranties. Each Investor understands the meaning of the representations and warranties contained in this Agreement and understands and acknowledges that the Company and the Placement Agent are relying upon the representations and warranties contained in this Agreement in determining whether the Company is eligible for exemption from the registration requirements contained in the Securities Act and in determining whether to enter into the transaction contemplated hereby. The representations and warranties set forth in this Agreement shall survive for a period of three years following the Closing.

4.2 Indemnification by Investor. Each Investor hereby agrees to indemnify and hold harmless the Company, the Placement Agent, and each of their officers, directors, agents and employees from and against any and all losses, damages, expenses, liabilities or reasonable attorneys’ fees (including attorneys’ fees and expenses incurred in a securities action in which no judgment in favor of the Investor is rendered) due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement provided by the Investor in connection with the Investor’s investment in the Securities.

4.3 Indemnification by Company. The Company shall indemnify, defend and hold the Investor harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with a statement, representation, warranty or covenant of the Company contained herein that is breached in a manner that results in a Material Adverse Effect.

5. Covenants. The Company covenants with the Investor (which covenants are solely for the benefit of the Investor) as set forth in this Section 5.

5.1 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the Company’s right or ability to perform this Agreement.

5.2 Use of Proceeds. The proceeds from the sale of the Securities, after payment to the Placement Agent of its fees, will be used by the Company for working capital and general corporate purposes of the Company including certain exploration costs and costs of securing exploration rights or rights to mining claims, leases or other interests and to make certain payments to the mineral property owner, to undertake required work on the mineral property.

6. Conditions to the Obligations of each Investor. The obligation of each Investor to proceed with the Closing is subject to the following conditions, any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

6.1 Agreement and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the closing.

6.2 No Order. No Governmental Authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the closing contemplated by this Agreement.

6.3 Deliveries. The Company shall have delivered to the Investor (i) a certificate of recent date from an appropriate Governmental Authority of the State of Delaware attesting to the good standing of the Company in such state; and (ii) a copy of this Agreement duly executed by the Company.

6.4 Post-Closing Delivery of Confirmation of Shares. The Company shall deliver to the Investor the certificates representing the Purchased Shares, and warrants that make up the Securities purchased by the Investor registered in the name of the Investor or its nominee.

7. Conditions to the Obligations of the Company. The obligation of the Company to proceed with the Closing is subject to the following conditions, any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

7.1 Representations and Warranties. Each of the representations and warranties of each respective Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.

7.2 Agreement and Covenants. Each respective Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Investor on or prior to the Closing.

7.3 No Order. No Governmental Authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is applicable and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

7.4 Covenants, Agreements and Conditions. All covenants, agreements and conditions contained in this Agreement to be performed by the Investor on or prior to the date of the applicable closing shall have been performed or complied with in all material respects.

7.5 Payment of Purchase Price. The Investor will immediately make a wire transfer payment to the escrow account for this Offering, pursuant to the instructions included herein in the full amount of the purchase price of the Securities being subscribed for hereby. Wire transfer instructions are set forth on the Subscription Instructions included on the last page hereof under the heading “To subscribe for Securities in the private offering of Key Metals Corp.” Together with a wire transfer (or, subject to the Company’s approval in its sole discretion in lieu of a wire transfer, a check) for the full purchase price, the Purchaser is delivering a completed and executed omnibus Signature Page to this Subscription Agreement, a completed and executed Purchaser Questionnaire and Certification, and such other documents as required by the Placement Agent.

8. Miscellaneous.

8.1 Additional Information, Documents, Tax Forms, Certificates. The Investor agrees that promptly (and in any event within ten calendar days) after receipt of a request from the Company, the Investor shall provide such additional information and deliver such additional documents as shall be reasonably necessary to comply with any federal, state, local or non-U.S. securities, tax or anti-money laundering laws, rules or regulations to which the Company is subject.

8.2 Binding Effect; Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators and other successors, and no other persons or entities.

8.3 Notices. All notices and other communications hereunder shall be in writing, and shall be delivered in person, or by first class certified mail return receipt requested (postage prepaid) or by facsimile transaction duly addressed to the parties at their respective addresses or facsimile numbers, as applicable, set forth as follows:

If to the Company:	Key Metals Corp.
240 Crandon Blvd., Ste. 263
Key Biscayne, Florida 33149
Attention: Cesar Lopez
E-Mail: clopez@keymetalscorp.com

If to the Investor:	The address set forth below the Investor’s signature on the signature page hereto

8.4 Any party may specify a different address (including E-Mail address) for such purpose by a notice of change of address (or E-Mail address) given to the other party in the manner specified by this Section 8.4. Any notice hereunder shall be effective: (i) on the day delivered in person; (ii) on the day received, if sent by mail (as aforesaid); (iii) on the day sent, if sent by E-Mail prior to 5:00 p.m. (Delaware time) on a business day, or if sent thereafter, on the next business day; or (iv) on the fourth (4th) business day following the date sent, if sent by certified mail.

8.5 Remedies Cumulative; Invalidity. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement available to any of the parties hereto, whether at law, in equity or otherwise. The invalidity, illegality or unenforceability of any term or provision contained in this Agreement (as determined by a court of competent jurisdiction) shall not affect the validity, legality or enforceability of any other term or provision hereof. It is the intent of the parties that this Agreement shall be enforced to the fullest extent permitted by applicable law.

8.6 Amendment; Waiver. This Agreement may be amended, and any provision of this agreement may be waived, by vote of the holders of at least two-thirds of the Securities sold in this offering, provided that no such amendment or waiver shall be valid without the written consent of the Company. No waiver by a party of any breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or subsequent breach of the same or similar nature or of any other provision of this Agreement.

8.7 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD OR REFERENCE TO ITS CHOICE OF LAWS OR CONFLICTS OF LAWS PRINCIPLES. THIS AGREEMENT SHALL NOT BE CONSTRUED OR INTERPRETED AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY CONSENT TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE SOUTHERN DISTRICT OF THE FEDERAL DISTRICT COURT OF DELAWARE AND OF THE COURTS OF THE STATE OF DELAWARE LOCATED IN DELAWARE COUNTY IN RESPECT OF ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN CONNECTION WITH ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING, THE PARTIES UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT (A) TO CONTEST THE VENUE OF SUCH COURTS; (B) TO ASSERT THAT SUCH COURTS IN ANY WAY CONSTITUTE AN INCONVENIENT FORUM; (C) TO REQUEST OR HAVE A JURY TRIAL; AND (D) TO ASSERT THAT SUCH PARTY IS ENTITLED TO ANY IMMUNITY FROM LEGAL PROCESS, JUDGMENT OR EXECUTION OF JUDGMENT. THE PREVAILING PARTY IN ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE ENTITLED TO COLLECT ITS COSTS AND EXPENSES IN CONNECTION WITH SUCH CLAIM, ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER EXPERTS

8.8 Assignment, etc. This Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and permitted assigns. Except as otherwise provided herein, this Agreement may not be assigned by any party hereto nor may any party’s duties or obligations hereunder be delegated, without the prior written consent of the other party, except that the Company shall be entitled to assign this Agreement in connection with (i) a merger or consolidation or (ii) the sale of all or substantially all of its business or of all or substantially all of its assets.

8.9 Complete Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes any and all other prior agreements and understandings, if any, whether oral or written, with respect to such subject matter, all of which are merged herein. There are no representations, warranties, agreements or promises between the parties with respect to such subject matter, except those which are expressly set forth herein.

8.10 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

8.11 Severability. In the case where any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

8.12 Ancillary Documents. The parties agree to execute any additional documents and perform any acts which are or may become necessary to effectuate the intent and purposes of this Agreement.

8.13 Headings. The section headings contained in this Agreement are inserted herein for the purpose of convenience and reference only and are not to be given any substantive effect and shall not be used or have any effect on the construction or interpretation of any term or provision hereof.

8.14 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings set for the below in this Section 8.14.

(i) “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting any Person or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

(ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

(iii) “Governmental Authority” means any nation or principality or other autonomous government entity, including without limitation the United States and the PRC, and any state, province, county, shire, city, town, municipality or other political subdivision thereof or therein, and any legislature, executive, agency, division, commission, bureau, subdivision, audit group, procuring office or any regulatory authority, court, panel, or adjudicatory body of any of the foregoing.

(iv) “Law” means any law, rule, regulation (including without limitation any national, federal or state securities law, rule or regulation), order, judgment, injunction, ruling, judgment, finding, proclamation, decree, restriction or other statement of or by any Governmental Authority.

(v) “Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

(vi) “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement.

(vii) “Delaware Courts” means the state and federal courts sitting in the City of Wilmington, Delaware.

(viii) “Options” means any options, warrants or other rights to subscribe for, purchase, convert into, exchange for or otherwise acquire shares of Common Stock or other Options.

(ix) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above

KEY METALS CORP.

By:
Cesar Lopez, CEO & President

[Company Signature Page to Securities Purchase Agreement for Key Metals Corp.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SIGNATURE OF INVESTOR(S)

Printed Name(s):

Number of Securities:

Amount of Investment: $

Investor’s U.S. Federal Tax I.D. #

Email of Investor:

Address of Investor:

The above Investor’s subscription for the Securities is hereby accepted and agreed to by the Company:

KEY METALS CORP.

By:
Cesar Lopez, CEO & President

[Investor and Company Signature Page to Securities Purchase Agreement for Key Metals Corp.]

PAULSON INVESTMENT COMPANY, LLC
PURCHASER QUESTIONNAIRE AND CERTIFICATION

(for Accredited Investors)

The purpose of this Questionnaire is to obtain information from each prospective investor in order to determine whether or not the suitability standards have been met by the prospective investor. Please answer all questions in detail. By signing this Questionnaire you agree that it may be shown to such authorized persons as Paulson Investment Company, LLC (the “Placement Agent”) and Key Metals Corp. (including any successors thereto) (the “Company”) may deem appropriate to establish that the offer and/or sale of this investment in the Company will not result in any violation of any laws or regulations of any jurisdiction and to establish that the purchasers can bear the economic risk of the investment. Attach additional sheets if necessary to fully answer any question. You make the following representations with the intent that they may be relied upon by the Company and the Placement Agent and other persons designated by the Company and the Placement Agent. Your responses to this Questionnaire will be kept strictly confidential except to the extent that disclosure is required by law or regulation or otherwise demanded by proper legal process.

Name of Investment:

Amount of Investment:

PART I
PURCHASER INFORMATION

Purchaser General Information: victor Timmons

Name of Individual or Entity: _______________________________________________________________________

Federal Tax ID or Social Security Number: _____________________________________________________________

Marital Status (Natural Persons): Single        ☐ Married          ☐        Divorced         ☐             Widowed         ☐       N/A ☐

Date of Birth (Natural Person) or Date of Formation (Entity): _______________________________________________

Citizen of (Natural Person) or State of Organization (Entity): ________________________________________________

Principal Address: _______________________________________________________________________________

(STREET)

(CITY)	(STATE)	(ZIP CODE)

Mailing Address:
(If different from Principal Address)	(STREET)

(CITY)	(STATE)	(ZIP CODE)

Email Address:	Telephone Number:

PQ-1	Please initial here____

Purchaser Employment Information:

I am currently (Please check one): Employed ☐        Unemployed        ☐         Retired ☐        Other ☐

Employer Name:_____________________	Position _____________________

Employer Address:_________________________________________________________________________________

Are you (or is any member of your household) a member of, employed by a member of or employed directly by a stock exchange or FINRA? (Please check one) Yes ☐ No ☐

Are y ou (or is any member of your household) licensed by FINRA or as a Registered Investment Adviort and using such license or registration in a professional sales, trading or customer service capacity? (Please check one) Yes ☐ No ☐

Comments: If you answered any of the questions above “yes” or “other,” please provide details below:

PART II
TYPE OF OWNERSHIP

(Types of ownership with an asterisk require Co-Purchaser signature/information.
Please also complete Part V below.)

Individual	☐	Keogh Plan	☐
Tenants by the Entireties (TBE)*	☐	Trust	☐
Joint Tenants with Rights of Survivorship (JTWROS)*	☐	Partnership	☐
Community Property	☐	Limited Liability Company	☐
Tenants in Common (TIC)*	☐	Corporation	☐
Uniform Gift to Minors Act	☐	Pension Plan	☐
State: ________________________________	☐	Individual Retirement Account	☐
Custodian’s Name: ______________________
Minor’s Name: _________________________

PQ-2	Please initial here____

PART III
INVESTOR STATUS

This private placement is being offered solely to accredited investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

A. For Individuals

(i) The subscriber’s gross income as evidenced by federal income tax returns for the applicable years:

	Individual	With Spouse
(a) in 2020 was in excess of	$	$
(b) in 2021 was in excess of	$	$
(c) in 2022 was in excess of	$	$

Note: If this Questionnaire is being answered in 2022, the above dates in (a), (b) and (c) reflect information for 2020, 2021 and 2022, respectively.

(ii) The subscriber’s net worth, or joint net worth with the subscriber’s spouse, is in excess of $____________________ (excluding the value of the subscriber’s primary residence); [Please provide with reasonable specificity, i.e., not $2MM+]

(iii) The current value of my liquid assets (cash, marketable securities, cash surrender value of life insurance and other items easily convertible into cash) is: $___________________ .

(iv) The current value of my liquid assets is sufficient to provide for my current needs and possible personal contingencies:

(Please check one) Yes ☐ No ☐

B. For Entities

(i) Each beneficial owner of the entity has a net worth in excess of $1,000,000 (excluding the value of his or her primary residence).

(Please check one) Yes ☐ No ☐

(ii) The entity is a revocable trust, the settlor of which meets the definition of an accredited investor and a qualified client.

(Please check one) Yes ☐ No ☐

In the event you checked “No” for B(ii), the Settlor must complete this questionnaire in his or her individual capacity.

(iii) The entity has in excess of $5,000,000 and was not formed for the sole purpose of making an investment in this offering.

(Please check one) Yes ☐ No ☐

PQ-3	Please initial here____

(iv) The entity owns or invests not less than $25,000,000 in investments, on a discretionary basis.

(Please check one) Yes ☐ No ☐

(v) Please indicate which of the following accurately describes the nature of the business conducted by the entity subscriber.

(Please check the applicable box)

☐	a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000;

☐	an Employee Benefit Plan within the meaning of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a plan fiduciary as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or which has total assets in excess of $5,000,000, or, if a self-directed plan, a plan the investment decisions of which are made solely by persons who are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐	an entity in which all of the equity owners are accredited investors PQ-4

PQ-4	Please initial here____

PART IV
TO BE COMPLETED BY ALL PURCHASERS

A. I/the entity have/has previously participated in any of the following types of investment:

	YES	NO
Stocks
Bonds/Notes
Real Estate Limited Partnerships
Oil and Gas Limited Partnerships
Other Tax Shelters
Other Private Placements of Securities

B. The undersigned subscriber (whether such subscriber is an individual or an entity (a partnership, corporation, limited liability corporation, trust or estate)), considers himself, herself or itself to be an experienced and sophisticated investor with good-to-excellent investment knowledge. (Please check one)

Yes ☐                               No ☐

C. The undersigned subscriber (whether such subscriber is an individual or an entity (a partnership, corporation, limited liability corporation, trust or estate)) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the risks and merits of this investment and believes that he, she or it can afford the loss of his, her or its entire investment in the Company. (Please check one):

Yes ☐                                No ☐

D. My investment time horizon is (Please check one) (if your time horizon for this investment is shorter than 6 years, this investment may not be suitable for you.):

6 to 10 years ☐                                10+ years ☐

E. My investment objective with this particular investment is speculation. I have a balanced and diversified portfolio of liquid, less volatile, non-speculative investments. However, I am seeking to maximize the overall returns of my balanced portfolio by taking a heightened degree of risk with a speculative, illiquid investment. (Please check one):

Yes ☐                                No ☐

F. Does your Risk Tolerance include High Risk/Speculative investments? (Please check one):

Yes ☐                                No ☐

G. My primary source of income is from my (our):

Retirement Assets	☐
Non-retirement Investments	☐
Employment Compensation	☐

PQ-5	Please initial here____

H. The percentage of my net worth held in illiquid investments (Illiquid investments are investments that you simply cannot sell or can only sell at predetermined times (and often for a discount) or in limited quantities)? ____%

I. My federal income tax bracket is: ____%

J. “Bad Actor” Disqualification Questions

(1)	Have you been convicted, within 10 years before a sale in the current offering, of any felony or misdemeanor:

(a)	In connection with the purchase or sale of any security?

(b)	Involving the making of any false filing with the Securities and Exchange Commission?

(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

(Please check one)

Yes ☐                                 No ☐

(2)	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, retrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(a)	In connection with the purchase or sale of any security?

(b)	Involving the making of any false filing with the Securities and Exchange Commission?

(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities

(Please check one)

Yes ☐                                 No ☐

(3)	Are you subject to a final order of a state securities commission (or any agency or officer of a state performing like functions; a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U. S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(a)	At the time of such sale, bars you from:

●	Association with an entity regulated by such commission, authority, agency, or officer;

●	Engaging in the business of securities, insurance or banking; or

●	Engaging in savings association or credit union activities.

(b)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within 10 years before the sale of the contemplated transaction.

(Please check one)

Yes ☐                                 No ☐

(4)	Are you currently subject to an order of the Securities and Exchange Commission entered into pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940 which:

(a)	Suspends or revokes your license as a broker, dealer, municipal securities dealer, or investment adviser?

(b)	Places limitations on your activities, functions or operations?

(c)	Bars you from being associated with any entity or from participating in the offering of any penny stock?

(Please check one)

Yes ☐                                  No ☐

PQ-6	Please initial here____

(5)	Are you subject to any order of the Securities and Exchange Commission entered within 5 years before such sale that, at the time of such sale, orders you to cease and desist from committing or causing a violation or future violation of:

(a)	Any scienter-based (intent/knowledge based) anti-fraud provision of the federal securities laws, including, without limitation, section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934, and 240.10b5, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or any other related rule or regulation?

(b)	Section 5 of the Securities Act of 1933?

(Please check one)

Yes ☐                                  No ☐

(6)	Are you suspended from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

(Please check one)

Yes ☐                                 No ☐

(7)	Have you filed (as either a registrant or an issuer), or named as an underwriter in, any registration statement or Regulation A offering statement filed with the Securities and Exchange Commission that, within 5 years before such sale, were you the subject of a refusal order, or stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

(Please check one)

Yes ☐                                  No ☐

(8)	Are you the subject to an United States Postal Service false representation order within the last five years, or are you, at the time of any sale of the securities offered, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(Please check one)

Yes ☐                                  No ☐

If you replied “Yes” to any of the questions in this Section IV.I., please provide an explanation with specificity:

PQ-7	Please initial here____

PART V
CO-PURCHASER INFORMATION

Only required for the following Types of Ownership
TBE, JTWROS, Community Property, TIC, and IRA (custodian):

Co-Purchaser General Information:

Name of Individual or Entity: ___________________________________________________________________

Federal Tax ID or Social Security Number: _________________________________________________________

Marital Status (Natural Persons): Single ☐            Married ☐             Divorced ☐             Widowed ☐            N/A ☐

Date of Birth (Natural Person) or Date of Formation (Entity): ___________________________________________

Citizen of (Natural Person) or State of Organization (Entity): ___________________________________________

Principal Address: ___________________________________________________________________________

(STREET)

(CITY)	(STATE)	(ZIP CODE)

Mailing Address:
(If different from Principal Address)	(STREET)

(CITY)	(STATE)	(ZIP CODE)

Email Address:	Telephone Number:

Co-Purchaser Employment Information:

I am currently (Please check one): Employed ☐            Unemployed ☐            Retired ☐            Other ☐

Employer Name:	Position

Employer Address: ________________________________________________________________________________

Are you (or is any member of your household) a member of, employed by a member of or employed directly by a stock exchange or FINRA? (Please check one) Yes ☐ No ☐

Are you (or is any member of your household) licensed by FINRA or as a Registered Investment Advisor and using such license or registration in a professional sales, trading or customer service capacity? (Please check one) Yes ☐ No ☐

Comments: If you answered any of the questions above “yes” or “other,” please provide details below:

PQ-8	Please initial here____

TO BE COMPLETED BY ALL PURCHASERS

(NOTE: Signatures should conform to those used in all additional documents for this investment)

Dated: ______________________________

If AN INDIVIDUAL, JOINT TENANCY OR CO-TENANCY complete the following:
Print Name Of Individual Or Joint Or Co-Tenant	Print Name Of Second Joint Or Co-Tenant (If Any)
Signature Of Individual Or Joint Or Co-Tenant	Signature Of Second Joint Or Co-Tenant (If Any)

IF A PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST OR OTHER ENTITY, complete the following:
Capacity OF Authorized Signatory
Title of Entity
Signature of Authorized Signatory

Signature of Registered Representative:

Print Name and Registered Rep. No.

PQ-9	Please initial here____